KRANESHARES TRUST

KraneShares Global Humanoid and Embodied Intelligence Index ETF

(the “Fund”)

Supplement dated May 30, 2025 to the currently effective Summary Prospectus and Statutory Prospectus (the “Prospectus”), as each may be supplemented or amended, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Prospectus and should be read in conjunction with the Prospectus dated August 1, 2024, as may be supplemented or amended, and the supplement dated May 1, 2025.

Effective immediately, the second paragraph of the “Principal Investment Strategies” section of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

The Underlying Index is an equal weighted index designed to measure the performance of companies involved in the advancement of humanoid and embodied intelligence technology or acting as a supply chain solution for a humanoid and embodied intelligence company. Embodied intelligence refers to artificial intelligence systems that are integrated into physical systems, such as robotics systems and autonomous vehicles, which can learn and adapt through direct interaction with the environment using sensors or other similar systems.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.